SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  September 9, 2005

                       THE PEOPLES BANCTRUST COMPANY, INC.
                       -----------------------------------
               (Exact name of Registrant as Specified in Charter)


          Alabama                       0-13653                  63-0896239
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


                     310 Broad Street, Selma, Alabama 36701
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                    (Address of Principal Executive Offices)

                                 (334) 875-1000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 9, 2005, The Peoples BancTrust Company, Inc. (the "Company") entered into a Stock Option Agreement and a Restricted Stock Agreement with Walter A. Parrent under which Mr. Parrent will receive options to purchase 50,000 shares of the Company's common stock and an award of 6,000 restricted shares of the Company's common stock in connection with his employment as President and Chief Executive Officer of the Company and President and Chief Executive Officer of The Peoples Bank and Trust Company (the "Bank"). In addition, the Company, the Bank and Mr. Parrent have executed a Term Sheet setting forth the compensation to be paid to Mr. Parrent.

     The information set forth in Item 5.02, The Peoples BancTrust Company, Inc. Key Employee Restricted Stock Plan (the "Restricted Stock Plan") filed as
Exhibit 10.1, the agreements filed as Exhibits 10.2 and 10.3, the Term Sheet filed as Exhibit 10.4, and the press release filed as Exhibit 99.1 are incorporated in this Item 1.01 by reference.

ITEM 5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        On September 9, 2005, the Company announced a reorganization of the senior management of the Company and the Bank.

        On that date, upon recommendation by the Nominating and Corporate Governance Committee, the Board of Directors of the Company employed Walter A. Parrent as President and Chief Executive Officer of the Company and elected Mr. Parrent as a director of the Company for a term expiring at the 2006 Annual Meeting of Shareholders. In addition, Mr. Parrent will become President and Chief Executive Officer of the Bank and has been elected as a director of the Bank. Mr. Parrent also will be appointed by the Board of Directors of the Company to serve as a member of the Executive Committee.

        The terms of Mr. Parrent's employment by the Company and the Bank are set forth in the Term Sheet filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

        In connection with Mr. Parrent's employment, the Board of Directors has adopted the Restricted Stock Plan and has entered into a Restricted Stock Agreement under which Mr. Parrent will be entitled to receive 6,000 restricted shares of the Company's common stock, subject to the terms and conditions of the Restricted Stock Plan and Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The award of restricted shares to Mr. Parrent will not be effective until satisfaction of all regulatory requirements, including prior notification to The Nasdaq Stock Market of the Restricted Stock Agreement.


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        The Company has also granted to Mr. Parrent  options to purchase  50,000 shares of common stock under the Company's 1999 Stock Option Plan, subject to the terms and conditions of such Plan and the Stock Option Agreement filed as
Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

        Material terms of the award of restricted shares and grant of stock options to Mr. Parrent are described in the press release dated September 9, 2005, filed as Exhibit 99.1 to this Current Report on Form 10-K and incorporated herein by reference.

        Prior to his employment, Mr. Parrent owned of record and beneficially 1,000 shares of the Company's common stock. There is no family relationship between Mr. Parrent and any director or executive officer of the Company and the Bank.

        From 2000 to his retirement in April 2005, Mr. Parrent was President, Chief Executive Officer and a director of Colonial Bank, Georgia Region. Prior to that, he was President, Chief Executive Officer and a director of Colonial Bank in Atlanta, Georgia.

        Elam P. Holley, Jr. has been appointed Senior Executive Vice President of each of the Company and the Bank and President of the Bank's Birmingham region, and will continue to serve as a director of each of the Company and the Bank. In recognition of the fact that this new position will require Mr. Holley to relocate in the Birmingham, Alabama, area, the Company will reimburse his reasonable moving expenses and may purchase his Selma, Alabama, residence.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            Exhibits
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                   Exhibit 10.1          The Peoples BancTrust Company, Inc. Key
                                         Employee Restricted Stock Plan

                   Exhibit 10.2 Restricted Stock Agreement between the Company and Walter A. Parrent dated September 9, 2005.

                   Exhibit 10.3 Stock Option Agreement between the Company and Walter A. Parrent, dated September 9, 2005.

                   Exhibit 10.4          Term Sheet foremployment of
                                         Walter A. Parrent by the Company and
                                         the Bank dated September 9, 2005.

                   Exhibit 99.1 Press Release dated September 9, 2005, issued by the Registrant


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 9, 2005                   THE PEOPLES BANCTRUST COMPANY, INC.



                                            By:  /s/ Andrew C. Bearden, Jr.
                                                 -------------------------------
                                            Name:  Andrew C. Bearden, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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